EXHIBIT 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D with respect to the common stock, par value $0.01 per share, of Bankrate, Inc., is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.  This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 26, 2009	WARBURG PINCUS PRIVATE EQUITY X, L.P.
	By:	Warburg Pincus X L.P.,
its General Partner

	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: March 26, 2009	WARBURG PINCUS X PARTNERS, L.P.
	By:	Warburg Pincus X L.P.,
its General Partner

	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: March 26, 2009	WARBURG PINCUS X, LLC
	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: March 26, 2009	WARBURG PINCUS X, L.P.
	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: March 26, 2009	WARBURG PINCUS PARTNERS, LLC
	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: March 26, 2009	WARBURG PINCUS LLC

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Managing Director

Dated: March 26, 2009	WARBURG PINCUS & CO.

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: March 26, 2009

	By:	/s/ Scott A. Arenare
Name: Charles R. Kaye
	By:	Scott A. Arenare, Attorney-in-Fact*

Dated: March 26, 2009

	By:	/s/ Scott A. Arenare
Name: Joseph P. Landy
	By:	Scott A. Arenare, Attorney-in-Fact**

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.